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                                                                    EXHIBIT 23.1


                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated March 6, 2001 included in the Form 10-K of Dynegy Inc. for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.


                                           /s/ ARTHUR ANDERSEN LLP

Houston, Texas

      January 10, 2002